UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 16, 2005
                       ----------------------------------

                               Margo Caribe, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Puerto Rico                     001-15336                   66-0550881
 ---------------            ------------------------       ------------------
 (State or other            (Commission File Number)         (IRS Employer
 jurisdiction of                                           Identification No.)
  incorporation)

       Road 690, Kilometer 5.8
       Vega Alta, Puerto Rico                                         00692
       -----------------------                                     ----------
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code: (787) 883-2570
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.136-4(c))

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Explanatory Note

     On February 23, 2005, Margo Caribe, Inc. ("Margo") filed a Current Report on Form 8-K under Item 2.01 to report the closing of the acquisition by Margo State Line, Inc., a wholly-owned subsidiary of Margo, of substantially all the assets (other than real property) of State-Line Bark and Mulch, Inc. This Current Report on Form 8-K/A is being filed by Margo to amend the initial report on Form 8-K, as permitted by Items 9.01(a)(4) and 9.01(b)(2), in order to provide the required financial statements and pro forma financial information.

Item 9.01  Financial Statements and Exhibits

     (a)  Financial Statements of Business Acquired

          The required financial statements of State-Line Bark and Mulch, Inc. for the years ended December 31, 2004 and 2003 are filed herewith as
     Exhibit 99.1 and are incorporated herein by this reference.

     (b)  Pro Forma Financial Statements

          The required pro forma financial information as of December 31, 2004 is filed herewith as Exhibit 99.2 and is incorporated herein by this reference.

     (c)  Exhibits

          The following exhibits shall be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

     23.1     Consent of Zennie E. Shearouse CPA, P.C.

     99.1 Financial statements of State-Line Bark & Mulch, Inc. For the years ended December 31, 2004 and December 31, 2003.

     99.2 Unaudited pro forma financial information of Margo Caribe, Inc. for the year ended December 31, 2004.





















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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2005

                                         Margo Caribe, Inc.


                                         By:     /s/ Luis R. Carrasquillo
                                                 -------------------------
                                         Name:   Luis R. Carrasquillo
                                         Title:  Senior Vice President and
                                                 Chief Financial Officer